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                                                                    EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form F-4 (No. 333-12092) of IFCO Systems N.V. of our report dated April 12, 2000 relating to the financial statements of IFCO-U.S., L.L.C., which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Tampa, Florida
July 13, 2000